Exhibit 3.21

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “PINNACLE TOWERS LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE SEVENTEENTH DAY OF APRIL, A.D. 1995, AT 12:30 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE FOURTH DAY OF MAY, A.D. 1995, AT 3 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE EIGHTEENTH DAY OF AUGUST, A.D. 1995, AT 11:30 O’CLOCK A.M.

CERTIFICATE OF CORRECTION, FILED THE TWENTY-THIRD DAY OF AUGUST, A.D. 1995, AT 10:45 O’CLOCK A.M.

RESTATED CERTIFICATE, FILED THE TWENTY-NINTH DAY OF FEBRUARY, A.D. 1996, AT 9 O’CLOCK A.M.

RESTATED CERTIFICATE, FILED THE FOURTH DAY OF FEBRUARY, A.D. 2004, AT 2:58 O’CLOCK P.M.

CERTIFICATE OF CONVERSION, CHANGING ITS NAME FROM “PINNACLE TOWERS INC.” TO “PINNACLE TOWERS LLC”, FILED THE SEVENTH DAY OF APRIL, A.D. 2004, AT 10:08 O’CLOCK A.M.

Jeffrey W. Bullock, Secretary of State
2499194 8100H 130414699 You may verify this certificate online at corp.delaware.gov/authver.shtml	AUTHENTICATION: 0344203 DATE: 04-09-13

Delaware	PAGE 2
The First State

CERTIFICATE OF FORMATION, FILED THE SEVENTH DAY OF APRIL, A.D. 2004, AT 10:08 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “PINNACLE TOWERS LLC”.

Jeffrey W. Bullock, Secretary of State
2499194 8100H 130414699 You may verify this certificate online at corp.delaware.gov/authver.shtml	AUTHENTICATION: 0344203 DATE: 04-09-13

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 12:30 PM 04/17/1995 950083759 – 2499194

CERTIFICATE OF INCORPORATION

OF

PINNACLE TOWERS INC.

ARTICLE ONE

The name of the corporation is Pinnacle Towers Inc.

ARTICLE TWO

The address of the corporation’s registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent 19904. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

PART A. AUTHORIZED SHARES

The total number of shares of capital stock which the Company has authority to issue is 472,000 shares, consisting of:

(1) 200,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common”);

(2) 12,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common”);

(3) 200,000 shares of Class C Common Stock, par value $0.001 per share (the “Class C Common”);

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(4) 50,000 shares of Class D Common Stock, par value $0.001 per share (the “Class D Common”); and

(5) 10,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

The Class A Common, Class B Common, Class C Common and Class D Common are collectively referred to as the “Common Stock,” Shares of Common Stock will have the rights, preferences and limitations separately set forth below. Capitalized terms used but not otherwise defined in this Article Four are defined in Section 8 of Part C below.

PART B. PREFERRED STOCK

Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company is hereby authorized to determine and alter all rights, preferences and privileges and qualifications, limitations and restrictions of any such series (including, without limitation, voting rights and the limitation and exclusion of voting rights) granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series after the issuance of shares of that series. If the number of shares of any series is so decreased, then the shares constituting such reduction will resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series.

PART C. COMMON STOCK

Except as otherwise provided in this Section C or as otherwise required by applicable law, all shares of Class A Common, Class B Common, Class C Common and Class D Common will be identical in all respects and will entitle the holders of such shares to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

1. VOTING RIGHTS. Except as otherwise provided in this Part C or as otherwise required by applicable law, holders of Class A Common, Class B Common, Class C Common and Class D Common will vote together as a single combined class in the election of directors and on all other matters submitted to a vote of the Company’s stockholders, with each holder of Class A Common, Class B Common or Class C Common being entitled to one vote per share of such stock held by such and each holder of Class D Common being entitled to a number of votes equal to the number of shares of Class C Common which would be issued upon the conversion of the shares of Class D Common held by such holder pursuant to Section 3 if the record date for such vote were the Conversion Date.

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2. DISTRIBUTIONS. Subject to any right of any holder of Preferred Stock to receive any amount of any Distribution, each Distribution will be made to the holders of Class A Common, Class b Common, Class C Common and Class D Common in the following priority:

2A. Senior Yield. First, to the holders of Class A Common, as a separate class, in an amount up to the aggregate Unpaid Yield on the outstanding shares of Class A Common immediately prior to such Distribution. Any amount paid pursuant to this paragraph 2A will be paid pro rata among the holders of Class A Common based upon the aggregate amount of the Unpaid Yield on the shares of Class A Common held by them immediately prior to such Distribution. No Distribution will be made under any of paragraphs 2B through 2E unless the amount of the Unpaid Yield on each outstanding share of Class A Common is equal to zero. Any Distribution made pursuant to this paragraph 2A will constitute a payment of the Yield on the Class A Common.

2B. Senior Preference Amount. Second, to the holders of Class A Common, as a separate class, in an amount up to the aggregate Unpaid Preference Amount for the outstanding shares of Class A Common immediately prior to such Distribution. Any amount paid pursuant to this paragraph 2B will be paid pro rata among the holders of Class A Common based upon the aggregate amount of the Unpaid Preference Amount for the shares of Class A Common held by them immediately prior to such Distribution. No Distribution will be made under any of paragraphs 2C through 2E unless the amount of the Unpaid Preference Amount for each outstanding share of Class A Common is equal to zero. Any Distribution made pursuant to this paragraph 2B will constitute a payment of the Preference Amount for the Class A Common.

2C. Junior Yield. Third, to the holders of Class B Common, as a separate class, in an amount up to the aggregate Unpaid Yield on the outstanding shares of Class B Common immediately prior to such Distribution. Any amount paid pursuant to this paragraph 2C will he paid pro rata among holders of Class B Common based upon the aggregate amount of the Unpaid Yield on the shares of Class B Common held by them immediately prior to such Distribution. No Distribution will be made under paragraph 2D or 2E unless the amount of the Unpaid Yield on each outstanding share of Class B Common is equal to zero. Any Distribution made pursuant to this paragraph 2C will constitute a payment of the Yield on the Class B Common.

2D. Junior Preference Amount. Fourth, to the holders of Class B Common, as a separate class, in an amount up to the aggregate Unpaid Preference Amount for the outstanding shares of Class B Common immediately prior to such Distribution. Any amount paid pursuant to this paragraph 2D will be paid pro rata among the holders of Class B Common based upon the aggregate amount of the Unpaid Preference Amount for the shares of Class B Common held by them immediately prior to such Distribution. No Distribution will be made under paragraph 2E unless the amount of the Unpaid Preference Amount for each outstanding share of Class D Common is equal to zero. Any Distribution made pursuant to this paragraph 2D will constitute a payment of the Preference Amount for the Class B Common.

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2E. All Common. After the required amount (if any) of the Distribution has been made pursuant to each paragraphs 2A through 2D, the holders of Class A Common, Class B Common, Class C Common and Class D Common, as a single combined class, will be entitled to receive the remaining portion of such Distribution, ratably among such holders on the following basis: for any holder of Class A Common, Class B Common or Class C Common, on the basis of the number of Shares of Class A Common, Class B Common and Class C Common held by such holder immediately prior to such Distribution, and for any holder of Class D Common, on the basis of the number of shares of Class C Common which would be issued upon the conversion of the shares of Class D Common held by such holder pursuant to Section 3 if the record date for such Distribution were the Conversion Date.

3. CONVERSION.

3A. Conversion of Class D Common. On and after the Conversion Date, the holders of Class D Common will be entitled to convert shares of Class D Common into shares of Class C Common in accordance with this Section 3. The number of shares of Class C Common issuable upon the conversion of all Class D Common outstanding on the Conversion Date will be 25% of the aggregate number of shares of Class A Common and Class B Common outstanding at the close of business on the Conversion Date, and will be issued upon such conversion to the holders of Class D Common pro rata according to the number of shares of Class D Common held by them at the close of business on the Conversion Date.

3B. Conversion Procedure. Each conversion of shares of Class D Common into shares of Class C Common will be effected by the surrender of the certificate or certificates representing the shares of Class D Common to be converted at the principal office of the Company at any time during normal business hours, together with a written notice by the holder of such Class D Common stating that such holder desires to convert the shares of Class D Common represented by such certificate or certificates into shares of Class C Common. Each such conversion will be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received (or, if later, at the close of business on the Conversion Date), and at such effective time the rights of the holder of the converted Class D Common as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class C Common are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Class C Common to be represented by such certificate(s). Promptly after such effective time, the Company will issue and deliver in accordance with the surrendering holder’s instructions the certificate or certificates for the Class C Common issuable upon such conversion. The Company will at all times reserve and keep available out of its authorized but unissued shares of Class C Common, solely for the purpose of issuance upon the conversion of the Class D Common, such number of shares of Class C Common issuable upon the conversion of all

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outstanding Class D Common. All shares of Class C Common which are so issuable will, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company will take all reasonable actions which may be necessary and which may be within the Company’s control to assure that all such shares of Class C Common may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class C Common may be listed (except for official notice of issuance which will be immediately transmitted by the Company upon issuance). The Company will not close its books against the transfer of shares of Common Stock in any manner which would interfere with the timely conversion of Class D Common in accordance with this Section 3.

4. STOCK SPLITS AND STOCK DIVIDENDS. The Company will not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding Common Stock of one class unless the outstanding Common Stock of all the other classes will be proportionately subdivided or combined. All such subdivisions will be payable only in Class A Common to the holders of Class A Common, in Class B Common only to the holders of Class B Common, in Class C Common only to the holders of Class C Common, and in Class D Common only to the holders of Class D Common,

5. REGISTRATION OF TRANSFER. The Company will keep at its principal office (or such other place as the Company reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Company will, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of the class represented by the surrendered certificate, and the Company forthwith will cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate. The issuance of new certificates will be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Company in connection with such issuance.

6. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the registered holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of Indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor then its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

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7. AMENDMENT AND WAIVER. No amendment or waiver of any provision of this Pan C will be effective without the prior approval of the holders of a majority of the votes entitled to be cast by the holders of Common Stock, as described in Section 1.

8. DEFINITIONS. As used in this Pan C, the following terms will have the following respective meanings:

“Conversion Date” has the meaning assigned to that term in the Subscription and Stockholders Agreement dated as of the date of the initial issuance of Common Stock among the Company, ABRY Broadcast Partners 11, L.P., Michael D. Craig, the Gardere & Wynne Savings and Retirement Plan Trust for the Benefit of Michael D. Craig, James M. Dell’Apa and Michael J. Wolsey, as such Agreement is in effect from time to time.

“Distribution” means each distribution made by the Company to holders of Common Stock, whether in cash, property, or securities of the Company and whether by dividend, liquidation distribution or otherwise; provided that none of the following will be a Distribution: (a) any redemption or repurchase by the Company of any shares of Common Stock for any reason, (b) any recapitalization or exchange of any shares of Common Stock, or any subdivision (by stock split, stock dividend or otherwise) or any combination (by reverse stock split or otherwise) of any outstanding shares of Common Stock, or (c) the consolidation or merger of the Company into or with any other entity or entities, nor the sale or transfer by the Company of all or any part of its assets, nor the reduction of the capital stock of the Company.

“Unpaid Preference Amount” for any share of Class A Common or Class B Common means $100.00 (as such amount is proportionately reduced to reflect any split or subdivision of the Class A Common or Class B Common and proportionately increased to reflect any reverse split or combination of the Class A Common or Class B Common), reduced by the aggregate amount of all Distributions made in respect of such share pursuant to paragraph 2B or paragraph 2D of this Part C.

“Unpaid Yield” for any share of Class A Common or Class B Common means an amount equal to the excess, if any, of (a) the aggregate Yield accrued on such share over (b) the aggregate amount of Distributions made by the Company in respect of such share pursuant to paragraph 2B or paragraph 2D of this Part C.

“Yield” for any outstanding share of Class A Common or Class B Common on any date means the amount accruing daily on the Unpaid Preference Amount for such share from time to time from the date of its issuance through and including such date, at the rate of 15% per annum, compounded annually, taking into account the amount and timing of all Distributions in respect of such share pursuant to paragraph 2B or paragraph 2D of this Part C.

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ARTICLE FIVE

The name and mailing address of the sole incorporator are as follows:

NAME	MAILING ADDRESS

Maureen L. Maher	200 East Randolph Drive
Suite 5700
Chicago, Illinois 60601

ARTICLE SIX

The corporation is to have perpetual existence.

ARTICLE SEVEN

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, alter or repeal the bylaws of the corporation.

ARTICLE EIGHT

Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the corporation may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws of the corporation so provide.

ARTICLE NINE

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this corporation will not be liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this Article Nine will not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

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ARTICLE TEN

The corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE ELEVEN

The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and ail rights conferred upon stockholders herein are granted subject to this reservation.

I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying chat this is my act and deed and the facts stated herein are true, and accordingly have hereunto set my hand on the 17th day of April. 1995.

Maureen L. Maher
Sole Incorporator

4702502

State of Delaware - Division of Corporations

FAX DFS DOCUMENT FILING SHEET

Priority 1 (Two Hr. Service) Priority 2 (Same Day) Priority 3 (24 Hour) Priority 4 (Must Approvals) Priority 5 (Reg. Approvals) Priority 6 (Reg. Work)

DATE SUBMITTED May 4, 1995

REQUESTOR NAME The Prentice-Hall Corporation System, Inc. FILE DATE May 4, 1995

ADDRESS 32 Loockerman Square, Suite L-100 Dover, DE 19901 FILE TIME 3PM

ATTN. Peggy

PHONE 302-674-1221

NAME of COMPANY/ENTITY PINNACLE TOWERS INC.

950099744 24991-94 9000012

SRV NUMBER FILE NUMBER FILER’S NUMBER RESERVATION NO.

TYPE of DOCUMENT Amended & Restated DOCUMENT CODE 245

CHANGE of NAME CHANGE of AGENT / OFFICE CHANGE of STOCK

CORPORATIONS

FRANCHISE TAX YEAR $

FILING FEE TAX $30

RECEIVING & INDEXING $50

CERTIFIED COPIES NO. 1 $40

SPECIAL SERVICES $40

KENT COUNTY RECORDER $87

NEW CASTLE COUNTY RECORDER $

$

TOTAL: $247.00

METHOD of RETURN

X MESSENGER /pickup

FED. EXPRESS Acct. #

REGULAR MAIL

FAX No.

OTHER

COMMENTS / FILING INSTRUCTIONS

CREDIT CARD CHARGES

You have my authorization to charge my credit card for this service:

Exp. Date

Signature Printed Name

AGENT USE ONLY INSTRUCTIONS 1. Fully shade In the required Priority square using a dark pencil or marker, staying within the square. 2. Each request must be submitted as a separate item, with its own Filing sheet as the FIRST PAGE.

PHDE-001 11/94

AMENDED AND RESTATED

CERTIFICATE OP INCORPORATION

OF

PINNACLE TOWERS INC.

Pinnacle Towers Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The Corporation has not received any payment for its stock.

SECOND: The amendment to the Corporation’s Certificate of Incorporation set forth below has been duly adopted in accordance with Section 241 of the General Corporation Law of the State of Delaware.

RESOLVED, that the Certificate of Incorporation of the Corporation be amended and restated in its entirety as set forth on Exhibit A attached hereto.

IN WITNESS WHEREOF, the undersigned, being the                      President and                      Secretary of the Corporation, under penalties of perjury do hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Certificate 3rd day of May, 1995.

President

ATTEST:

Secretary

Exhibit A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PINNACLE TOWERS INC.

(AS OF MAY 3, 1995)

ARTICLE ONE

The name of the corporation is Pinnacle Towers Inc.

ARTICLE TWO

The address of the corporation’s registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent 19904. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

PART A. AUTHORIZED SHARES

The total number of shares of capital stock which the Company has authority to issue is 472,000 shares, consisting of:

(1) 200,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common”);

(2) 12,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common”);

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(3) 200,000 shares of Class C Common Stock, par value $0.001 per share (the “Class C Common”):

(4) 50,000 shares of Class D Common Stock, par value $0.001 per share (the “Class D Common”); and

(5) 10,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

The Class A Common, Class B Common, Class C Common and Class D Common are collectively referred to as the “Common Stock.” Shares of Common Stock will have the rights, preferences and limitations separately set forth below. Capitalized terms used but not otherwise defined in this Article Four are defined in Section 8 of Part C below.

PART B. PREFERRED STOCK

Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company is hereby authorized to determine and alter all rights, preferences and privileges and qualifications, limitations and restrictions of any such series (including, without limitation, voting rights and the limitation and exclusion of voting rights) granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series after the issuance of shares of that series. If the number of shares of any series is so decreased, then the shares constituting such reduction will resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series. No share of any series of Preferred Stock will be sold or otherwise transferred (with or without consideration) to any individual if such transfer would result in the ownership by such individual in combination with four or fewer individuals (within the meaning of Section 542(a)(2) of the Code) of more than fifty percent of the aggregate value of all shares of all classes of capital stock of the Company (the “Percentage Ownership Limit”).

PART C. COMMON STOCK

Except as otherwise provided in this Section C or as otherwise required by applicable law, all shares of Class A Common, Class B Common, Class C Common and Class D Common will be identical in all respects and will entitle the holders of such shares to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

1. VOTING RIGHTS. Except as otherwise provided in this Part C or as otherwise required by applicable law, holders of Class A Common, Class B Common, Class C

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Common and Class D Common will vote together as a single combined class in the election of directors and on all other matters submitted to a vote of the Company’s stockholders, with each holder of Class A Common, Class B Common or Class C Common being entitled to one vote per share of such stock held by such and each holder of Class D Common being entitled to a number of votes equal to the number of shares of Class C Common which would be issued upon the conversion of the shares of Class D Common held by such holder pursuant to Section 3 if the record date for such vote were the Conversion Date.

2. DISTRIBUTIONS. Subject to any right of any holder of Preferred Stock to receive any amount of any Distribution, each Distribution will be made to the holders of Class A Common, Class B Common, Class C Common and Class D Common in the following priority:

2A. Senior Yield. First, to the holders of Class A Common, as a separate class, in an amount up to the aggregate Unpaid Yield on the outstanding shares of Class A Common immediately prior to such Distribution, Any amount paid pursuant to this paragraph 2A will be paid pro rata among the holders of Class A Common based upon the aggregate amount of the Unpaid Yield on the shares of Class A Common held by them immediately prior to such Distribution. No Distribution will be made under any of paragraphs 2B through 2E unless the amount of the Unpaid Yield on each outstanding share of Class A Common is equal to zero. Any Distribution made pursuant to this paragraph 2A will constitute a payment of the Yield on the Class A Common.

2B. Senior Preference Amount. Second, to the holders of Class A Common, as a separate class, in an amount up to the aggregate Unpaid Preference Amount for the outstanding shares of Class A Common immediately prior to such Distribution. Any amount paid pursuant to this paragraph 2B will be paid pro rata among the holders of Class A Common based upon the aggregate amount of the Unpaid Preference Amount for the shares of Class A Common held by them immediately prior to such Distribution. No Distribution will be made under any of paragraphs 2C through 2E unless the amount of the Unpaid Preference Amount for each outstanding share of Class A Common is equal to zero. Any Distribution made pursuant to this paragraph 2B will constitute a payment of the Preference Amount for the Class A Common.

2C. Junior Yield. Third, to the holders of Class B Common, as a separate class, in an amount up to the aggregate Unpaid Yield on the outstanding shares of Class B Common immediately prior to such Distribution. Any amount paid pursuant to this paragraph 2C will be paid pro rata among holders of Class B Common based upon the aggregate amount of the Unpaid Yield on the shares of Class B Common held by them immediately prior to such Distribution. No Distribution will be made under paragraph 2D or 2E unless the amount of the Unpaid Yield on each outstanding share of Class B Common is equal to zero. Any Distribution made pursuant to this paragraph 2C will constitute a payment of the Yield on the Class B Common.

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2D. Junior Preference Amount. Fourth, to the holders of Class B Common, as a separate class, in an amount up to the aggregate Unpaid Preference Amount for the outstanding shares of Class B Common immediately prior to such Distribution. Any amount paid pursuant to this paragraph 2D will be paid pro rata among the holders of Class B Common based upon the aggregate amount of the Unpaid Preference Amount for the shares of Class B Common held by them immediately prior to such Distribution. No Distribution will be made under paragraph 2E unless the amount of the Unpaid Preference Amount for each outstanding share of Class B Common is equal to zero. Any Distribution made pursuant to this paragraph 2D will constitute a payment of the Preference Amount for the Class B Common.

2E. All Common. After the required amount (if any) of the Distribution has been made pursuant to each paragraphs 2A through 2D, the holders of Class A Common, Class B Common, Class C Common and Class D Common, as a single combined class, will be entitled to receive the remaining portion of such Distribution, ratably among such holders on the following basis: for any holder of Class A Common, Class B Common or Class C Common, on the basis of the number of Shares of Class A Common, Class B Common and Class C Common held by such holder immediately prior to such Distribution, and for any holder of Class D Common, on the basis of the number of shares of Class C Common which would be issued upon the conversion of the shares of Class D Common held by such holder pursuant to Section 3 if the record date for such Distribution were the Conversion Date.

3. CONVERSION.

3A. Conversion of Class D Common. On and after the Conversion Date, the holders of Class D Common will be entitled to convert shares of Class D Common into shares of Class C Common in accordance with this Section 3. The number of shares of Class C Common issuable upon the conversion of all Class D Common outstanding on the Conversion Date will be 25% of the aggregate number of shares of Class A Common and Class B Common outstanding at the close of business on the Conversion Date, and will be issued upon such conversion to the holders of Class D Common pro rata according to the number of shares of Class D Common held by them at the close of business on the Conversion Date.

3B. Conversion Procedure. Each conversion of shares of Class D Common into shares of Class C Common will be effected by the surrender of the certificate or certificates representing the shares of Class D Common to be converted at the principal office of the Company at any time during normal business hours, together with a written notice by the holder of such Class D Common stating that such holder desires to convert the shares of Class D Common represented by such certificate or certificates into shares of Class C Common. Each such conversion will be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received (or, if later, at the close of business on the Conversion Date), and at such effective time the rights of the holder of the converted Class D Common as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class C Common are to be

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issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Class C Common to be represented by such certificate(s). Promptly after such effective time, the Company will issue and deliver in accordance with the surrendering holder’s instructions the certificate or certificates for the Class C Common issuable upon such conversion. The Company will at all times reserve and keep available out of its authorized but unissued shares of Class C Common, solely for the purpose of issuance upon the conversion of the Class D Common, such number of shares of Class C Common issuable upon the conversion of all outstanding Class D Common. All shares of Class C Common which are so issuable will, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company will take all reasonable actions which may be necessary and which may be within the Company’s control to assure that all such shares of Class C Common may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Class C Common may be listed (except for official notice of issuance which will be immediately transmitted by the Company upon issuance). The Company will not close its books against the transfer of shares of Common Stock in any manner which would interfere with the timely conversion of Class D Common in accordance with this Section 3.

4. STOCK SPLITS AND STOCK DIVIDENDS. The Company will not in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding Common Stock of one class unless the outstanding Common Stock of all the other classes will be proportionately subdivided or combined. All such subdivisions will be payable only in Class A Common to the holders of Class A Common, in Class B Common only to the holders of Class B Common, in Class C Common only to the holders of Class C Common, and in Class D Common only to the holders of Class D Common.

5. TRANSFER OF COMMON STOCK.

5A. Transfer Restrictions. Inasmuch as it is the intention of the Company and its stockholders that the Company satisfy the provisions of the Code relating to qualification of the Company as a “real estate investment trust,” particularly Section 856(a)(5) of the Code, no holder of any share of any class of Common Stock may transfer any such share or any interest therein to any other individual, firm, corporation, entity or other person if, as a result of such transfer, either (i) beneficial ownership of all shares of all classes of Common Stock would be held by less than 100 persons (the “Aggregate Ownership Limit”), if beneficial ownership of all shares of all classes of Common Stock was held by 100 or more persons prior to such transfer, or (ii) a violation of the Percentage Ownership Limit (as defined in Part B) would occur.

5B. Registration of Transfers. Company will keep at its principal office (or such other place as the Company reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender at such place of any certificate representing shares of any class of Common Stock with respect to all of which a transfer would satisfy all requirements of paragraph 5A of this Part C, the Company will, at the request of the registered holder of such

PRMT007B.JLK

certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of the class represented by the surrendered certificate, and the Company forthwith will cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate (so long as the requirements of this paragraph 5B and paragraph 5A of this Part C are otherwise satisfied with respect to the Common Stock represented by such certificate) and will be substantially identical in form to the surrendered certificate. The issuance of new certificates will be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Company in connection with such issuance.

6. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the registered holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor then its own agreement will be satisfactory) or, in the case of any such mutilation upon surrender of such certificate, the Company will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

7. AMENDMENT AND WAIVER. No amendment or waiver of any provision of this Part C will be effective without the prior approval of the holders of a majority of the votes entitled to be cast by the holders of Common Stock, as described in Section 1.

8. DEFINITIONS. As used in this Part C and in the following Part D, the following terms will have the following respective meanings:

“Code” means the Internal Revenue Code of 1986, as in effect from time to time.

“Conversion Date” has the meaning assigned to that term in the Subscription and Stockholders Agreement dated as of the date of the initial issuance of Common Stock among the Company, ABRY Broadcast Partners II, L.P., Michael D. Craig, the Gardere & Wynne Savings and Retirement Plan Trust for the Benefit of Michael D. Craig, James M. Dell’Apa and Michael J. Wolsey, as such Agreement is in effect from time to time.

“Distribution” means each distribution made by the Company to holders of Common Stock, whether in cash, property, or securities of the Company and whether by dividend, liquidation distribution or otherwise; provided that none of the following will be a Distribution: (a) any redemption or repurchase by the Company of any shares of Common Stock for any reason, (b) any recapitalization or exchange of any shares of Common Stock, or any subdivision (by stock split, stock dividend or otherwise) or any combination (by reverse stock split

PRMT007B.JLK

or otherwise) of any outstanding shares of Common Stock, or (c) the consolidation or merger of the Company into or with any other entity or entities, nor the sale or transfer by the Company of all or any part of its assets, nor the reduction of the capital stock of the Company.

“Unpaid Preference Amount” for any share of Class A Common or Class B Common means $100.00 (as such amount is proportionately reduced to reflect any split or subdivision of the Class A Common or Class B Common and proportionately increased to reflect any reverse split or combination of the Class A Common or Class B Common), reduced by the aggregate amount of all Distributions made in respect of such share pursuant to paragraph 2B or paragraph 2D of this Part C.

“Unpaid Yield” for any share of Class A Common or Class B Common means an amount equal to the excess, if any, of (a) the aggregate Yield accrued on such share over (b) the aggregate amount of Distributions made by the Company in respect of such share pursuant to paragraph 2B or paragraph 2D of this Part C.

“Yield” for any outstanding share of Class A Common or Class B Common on any date means the amount accruing daily on the Unpaid Preference Amount for such share from time to time from the date of its issuance through and including such date, at the rate of 15% per annum, compounded annually, taking into account the amount and timing of all Distributions in respect of such share pursuant to paragraph 2B or paragraph 2D of this Part C.

Part D. UNAUTHORIZED TRANSFERS

1. EFFECT OF UNAUTHORIZED TRANSFERS Any transfer of any share of any class of capital stock of the Company in violation of the Percentage Ownership Limit, the Aggregate Ownership Limit, and/or any other restriction or requirement specified in this Article Four (a “Purported Transfer”) will be void and of no legal effect. Any Purported Transfer will cause (without action on the part of the Company, the transferee (the “Prohibited Transferee”), or the transferor) all shares (or interests therein) involved in such Purported Transfer to be transferred to the Company, as trustee (in such capacity, the “Trustee”) in trust for the exclusive benefit of one or more organizations described in Section 501(c)(3) of the Code (the “Charitable Beneficiaries”). The Trustee will be deemed to own such shares for the benefit of the Charitable Beneficiaries on the day prior to the date of the Purported Transfer. Any dividends or distributions paid by the Company to the Purported Transferee prior to discovery of a Purported Transfer will be disgorged and repaid to the Company, as Trustee, by the Prohibited Transferee. Any dividend declared after a Purported Transfer but unpaid will be rescinded as void ab initio with respect to the Prohibited Transferee. Any dividends so disgorged or rescinded will then be paid over to the Trustee and held in trust for the Charitable Beneficiaries. Any vote taken by a Prohibited Transferee prior to the discovery by the Company of a Purported Transfer will be rescinded as void ab initio. With respect to the shares involved in the Purported Transfer, the Trustee will be deemed to have an irrevocable proxy to vote such shares for the benefit of the Charitable Beneficiaries.

PRMT007B.JLK

2. NOTIFICATION OF PROPOSED TRANSFERS. In order that the Company may enforce the Aggregate Ownership Limit and the Percentage Ownership Limit, no share of any class or series of capital stock of the Company will be transferrable by the holder thereof unless, not less than 30 days prior to any such proposed transfer, the holder of any and all shares proposed to be transferred (“Transferred Shares”) delivers to the Company written notice of its intention to effect such a transfer.

ARTICLE FIVE

The name and mailing address of the sole incorporator are as follows:

NAME	MAILING ADDRESS

Maureen L. Maher	200 East Randolph Drive
Suite 5700
Chicago, Illinois 60601

ARTICLE SIX

The corporation is to have perpetual existence.

ARTICLE SEVEN

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, alter or repeal the bylaws of the corporation.

ARTICLE EIGHT

Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the corporation may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws of the corporation so provide.

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ARTICLE NINE

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this corporation will not be liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this Article Nine will not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE TEN

The corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE ELEVEN

The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 11:30 AM 08/18/1995 950187968 – 2499194

CERTIFICATE OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PINNACLE TOWERS INC.

The undersigned, being the duly elected and authorized Vice President of Pinnacle Towers Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) , does hereby certify as follows:

FIRST: That the Corporation filed its original Certificate of Incorporation with the Secretary of State of Delaware on April 17, 1995.

SECOND: That the Corporation amended and restated its Certificate of Incorporation with the Secretary of State of Delaware on May 4, 1995.

THIRD: That the Board of Directors of the Corporation, in accordance with Sections 141(f), 242 and 245 of the General Corporation Law of the State of Delaware, duly adopted resolutions authorizing the Corporation to amend and restate the Amended and Restated Certificate of Incorporation of the Corporation in its entirety to read as set forth in Exhibit A attached hereto and made a part hereof (the “Restated Certificate”).

FOURTH: That thereafter, pursuant to said resolution, the Restated Certificate was submitted for approval to the holders of the outstanding shares of the Corporation entitled to vote thereon, which approval was given by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amended and Restated certificate of Incorporation this 18th day of August, 1995.

PINNACLE TOWERS INC.

By:	/s/ Michael D. Craig

Michael D. Craig, Vice President

ABRY-PIN. 03

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PINNACLE TOWERS INC.

ARTICLE ONE

The name of the corporation is Pinnacle Towers Inc.

ARTICLE TWO

The address of the corporation’s registered office in the State of Delaware is 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent 19904. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

The total number of shares of capital stock which the corporation has authority to issue is 2,000 shares, consisting of:

(1) 1,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”); and

(2) 1,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

Upon the filing and effectiveness of this Amended and Restated Certificate of Incorporation, all of the issued and outstanding capital stock of the corporation will be convened into an aggregate of 100 shares of Common Stock, without any further action by the corporation or any other person. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the corporation is hereby authorized to determine and alter all rights, preferences and privileges and qualifications, limitations and restrictions of any such series (including, without limitation, voting rights and the limitation and exclusion of voting rights) granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series after the issuance of shares of that series. If the number of shares of any series is so decreased, then the shares constituting such reduction will resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE FIVE

The name and mailing address of the sole incorporator are as follows:

NAME	MAILING ADDRESS

Maureen L. Maher	200 East Randolph Drive
Suite 5700
Chicago, Illinois 60601

ARTICLE SIX

The corporation is to have perpetual existence.

ARTICLE SEVEN

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, alter or repeal the bylaws of the corporation.

ARTICLE EIGHT

Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the corporation may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws of the corporation so provide.

ARTICLE NINE

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this corporation will not be liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this Article Nine will not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE TEN

The corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE ELEVEN

The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 10:45 AM 08/23/1995 950191746 – 2499194

CERTIFICATE OF CORRECTION

OF

PINNACLE TOWERS INC.

It is hereby certified that:

WHEREAS, Pinnacle Towers Inc. (the “Corporation”) filed its original Certificate of Incorporation with the Delaware Secretary of State on April 17, 1995; and

WHEREAS, on May 4, 1995 the Corporation filed an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State (the “First Restated Certificate”); and

WHEREAS, on August 18, 1995 the Corporation filed an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State (the “Second Restated Certificate”); and

WHEREAS, the Second Restated Certificate was presented for filing to the Delaware Secretary of State before consents in writing, approving the Second Restated Certificate, and signed by the holders of a majority of the outstanding stock of the Corporation were received by the Corporation as required under the provisions of section 228 of the General Corporation Law of the State of Delaware (“GCL”); and

WHEREAS, as a result, the Second Restated Certificate was not adopted by the stockholders in accordance with Section 245 of the GCL and was erroneously filed by the Corporation; and

WHEREAS, the Corporation wishes to rescind the filing of the Second Restated Certificate, and exercise all of the powers and privileges granted by, and operate under the provisions of, the First Restated Certificate as such document was in effect immediately prior to the filing of the Second Restated Certificate.

NOW, THEREFORE, this Certificate of Correction hereby renders the Second Restated Certificate null and void.

IN WITNESS WHEREOF, the undersigned hereby executes, acknowledges, and presents for filing this Certificate of Correction in accordance with Section 103(f) of the GCL for the purpose of rescinding the filing of the Second Restated Certificate this 23rd day of August, 1995.

PINNACLE TOWERS INC.

By:	/s/ Michael D. Craig
Michael D. Craig
Vice President

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 02/29/1996 960059311 – 2499194

CERTIFICATE OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PINNACLE TOWERS INC.

The undersigned, being the duly elected and authorized Vice President of Pinnacle Towers Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: That the Corporation filed its original Certificate of Incorporation with the Secretary of State of Delaware on April 17, 1995.

SECOND: That the Corporation amended and restated its Certificate of Incorporation with the Secretary of State of Delaware on May 4, 1995.

THIRD: That the Corporation amended and restated its Certificate of Incorporation with the Secretary of State of Delaware on August 18, 1995 (the “Restated Certificate”).

FOURTH: That the Corporation filed a Certificate of Correction on August 23, 1995 rendering the Restated Certificate null and void.

FIFTH: That the Board of Directors of the Corporation, in accordance with Sections 141 (f) , 242 and 245 of the General Corporation Law of the State of Delaware, duly adoptee resolutions authorizing the Corporation to amend and restate the Amended and Restated Certificate of Incorporation of the Corporation in its entirety to read as set forth in Exhibit A attached hereto and made a part hereof (the “Second Restated Certificate”).

SIXTH: That thereafter, pursuant to said resolution, the Second Restated Certificate was submitted for approval to the holders of the outstanding shares of the Corporation entitled to vote thereon, which approval was given by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amended and Restated Certificate of Incorporation this 16th day of February, 1996.

PINNACLE TOWERS INC.

By:

Michael D. Craig, Vice President

ABRY-PIN. 10

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PINNACLE TOWERS INC.

ARTICLE ONE

The name of the corporation is Pinnacle Towers Inc.

ARTICLE TWO

The address of the corporation’s registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle 19805. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

ARTICLE THREE

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOUR

The total number of shares of capital stock which the corporation has authority to issue is 2,000 shares, consisting of:

(1) 1,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”): and

(2) 1,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

Upon the filing and effectiveness of this Amended and Restated Certificate of Incorporation, all of the issued and outstanding capital stock of the corporation will be converted into an aggregate of 100 shares of Common Stock, without any further action by the corporation or any other person. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the corporation is hereby authorized to determine and alter all rights, preferences and privileges and qualifications, limitations and restrictions of any such series (including, without limitation, voting rights and the limitation and exclusion of voting rights) granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series after the issuance of shares of that series. If the number of shares of any series is so decreased, then the shares constituting such reduction will resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE FIVE

The name and mailing address of the sole incorporator are as follows:

NAME	MAILING ADDRESS

Maureen L. Maher	200 East Randolph Drive
Suite 5700
Chicago, Illinois 60601

ARTICLE SIX

The corporation is to have perpetual existence.

ARTICLE SEVEN

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, alter or repeal the bylaws of the corporation.

ARTICLE EIGHT

Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the corporation may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws of the corporation so provide.

ARTICLE NINE

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this corporation will not be liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this Article Nine will not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE TEN

The corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE ELEVEN

The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

RESTATED CERTIFICATE OF INCORPORATION OF PINNACLE TOWERS INC.	State of Delaware Secretary of State Division of Corporations Delivered 03:16 PM 02/04/2004 FILED 02:58 PM 02/04/2004 SRV 040077634 – 2499194 FILE

Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware

The present name of the corporation is Pinnacle Towers Inc. The corporation was incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on April 17, 1995. This Restated Certificate of Incorporation of the corporation, which both restates and further amends the provisions of the corporation’s Certificate of Incorporation, as heretofore amended and restated, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the written consent of its sole stockholder in accordance with Section 228 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the corporation is hereby amended and restated to read in its entirety as follows:

FIRST: The name of this corporation is Pinnacle Towers Inc. (hereinafter called the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation are solely limited to the following:

(a) to own, lease and manage wireless communications sites and equipment, inventory, systems, software and other assets incidental to or necessary or convenient for the operation thereof, either directly or through any subsidiaries of the Corporation;

(b) to acquire and/or dispose of wireless communications sites and/or any rights therein (including ownership, management, easement, lease and sublease rights), and/or equipment, inventory, systems, software and other assets incidental to or necessary or convenient for the operation thereof;

(c) to contract with Global Signal Services LLC, or any successor thereto, or any other manager or service provider, for the leasing, management, operation and maintenance of wireless communications sites owned, leased and managed by the Corporation or the performance of other services relating thereto;

(d) to enter into and perform under leases, licenses and similar contracts with third parties in relation to the wireless communication sites owned, leased and managed by the Corporation and to perform the obligations of the Corporation thereunder;

(e) to enter into and perform under subleases, management agreements and other contracts pursuant to which the Corporation manages wireless communication sites owned by third parties;

(f) to enter into loan agreements and/or issue and sell bonds, notes, debt or equity securities, obligations, and other securities and instruments to finance its activities, to pledge any and all of its properties in connection with the foregoing, and to enter into, perform under and comply with any agreements incidental or necessary thereto;

(g) to obtain any licenses, consents, authorizations or approvals from any federal, state or local governmental authority, including but not limited to the Federal Communications Commission and the Federal Aviation Administration, incidental to or necessary or convenient for the conduct of its business;

(h) to own subsidiaries of the Corporation engaged in activities of the type described in this Third Article; and

(i) to engage in any lawful act or activity and to exercise any powers permitted to corporations organized under the General Corporation Law of Delaware that, in either case, are incidental to and necessary or convenient for the accomplishment of the above mentioned purposes.

FOURTH: The total number of shares of all classes of stock that the Corporation is authorized to issue is Two Thousand (2,000) shares, consisting of:

(1) 1,000 shares of common stock, $0.001 par value per share (“Common Stock”); and

(2) 1,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”).

Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series after the issuance of shares of that series. If the number of shares of any series is so decreased, then the shares constituting such reduction will resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series.

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FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Corporation’s Board of Directors is expressly authorized to alter, amend, repeal or adopt the By-Laws of the Corporation; provided, however, that subject to applicable law, any such alteration, amendment, repeal or adoption that relates to or affects in any way the criteria for, qualifications of, or requirement that the Corporation maintain at least two “Independent Directors” (as such term is defined in the Seventh Article), (x) must receive the prior affirmative vote or written consent of all of the members of the Board of Directors of the Corporation, without any vacancies (including the Independent Directors) and (y) shall be subject to receipt by the Corporation of Rating Agency Confirmation (as such term is defined in the Seventh Article) with respect thereto.

SIXTH: Elections of directors need not be by written ballot unless, and to the extent, so provided in the Corporation’s By-Laws.

SEVENTH: The Corporation shall at all times (except as noted hereafter in the event of death, incapacity, resignation or removal) have at least two directors (each, an “Independent Director”) each of whom is not and has not been at any time for at least the five year period preceding his or her date of appointment (i) a stockholder, director (other than as an independent director/member), officer, employee, partner, attorney or counsel of any Affiliate of the Corporation (except that such individual may be an independent director of any Affiliate of the foregoing) or a direct or indirect legal or beneficial owner in any Affiliate, (ii) a customer, creditor, manager, contractor, supplier or other Person who derives any of its purchases or revenues from its activities with the Corporation or any of its Affiliates (other than a company that provides professional independent directors and which also may provide other ancillary corporate, partnership, company or trust services to the Corporation or its Affiliates in the ordinary course of its business), (iii) a Person or other entity controlling directly or indirectly or under common control with any such Affiliate or stockholder, partner, customer, creditor, manager, contractor, supplier, employee, officer, director or other Person or (iv) a member of the immediate family of any such Affiliate or stockholder, partner, customer, creditor, manager, contractor, supplier, employee, officer, director or other Person. In the event of the death, incapacity, resignation or removal of any Independent Director, the Board of Directors shall promptly make such appointment as is necessary to assure the continued service on the Board of Directors of at least two Directors that meet the qualifications of, and serve as, an Independent Directors, The Board of Directors shall not vote on any matter requiring the vote of an Independent Director under this Restated Certificate of Incorporation unless at least two Independent Directors are then serving on the Board.

Whenever used in this Restated Certificate of Incorporation, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Affiliate” means in relation to any Person, any other Person: (i) directly or indirectly controlling, controlled by, or under common control with, the first Person; (ii) directly or indirectly owning or holding fifty percent (50%) or more of any equity interest in the first Person; or (iii) fifty percent (50%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by the first Person. Further, the Affiliates of any Person that is an entity shall include all natural persons who are officers, agents, directors, members, partners, or employees of the entity Person.

3

“control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.

“Person” means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental Person, the successor functional equivalent of such Person).

“Rating Agency” has the meaning assigned thereto in the Trust and Servicing Agreement.

“Rating Agency Confirmation” means, with respect to any action or circumstance (actual or proposed, as the context requires), receipt by the Corporation of confirmation from each Rating Agency (which must be in writing) that the then-current rating assigned by such Rating Agency to the Trust Certificates will not be reduced or withdrawn as a result of such action or circumstance.

“Trust and Servicing Agreement” means the Trust and Servicing Agreement to be entered into among Towers Finco LLC, as depositor, Midland Loan Services, Inc., as servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent.

“Trust Certificates” means the Global Signal Trust I, Commercial Mortgage Pass-Through Certificates, Series 2004-1, issued under the Trust and Servicing Agreement.

EIGHTH: To the extent permitted under the General Corporation Law of Delaware as the same exists or may hereafter be amended, none of the Corporation’s directors shall be liable to the Corporation or its stockholders for monetary damages as a result of breaching any fiduciary duty as a director. Any repeal or modification of this Eighth Article by the Corporation’s stockholders shall be prospective only, and shall not adversely affect any limitation on the personal liability of any director of the Corporation existing at the time of such repeal or modification.

NINTH: Subject to the limitations in the Seventh Article, to the extent permitted by applicable law, any person (including, but not limited to, stockholders, directors, officers and employees of the Corporation or any affiliate of the Corporation) may engage in or possess an interest in other business ventures of every nature and description, independently or with others, whether such ventures are competitive with the Corporation or otherwise, and the Corporation shall not have any right in or to such independent ventures or to the income or profits derived therefrom.

TENTH: Notwithstanding any other provision of this Restated Certificate of Incorporation, but subject to applicable law, the Corporation shall not do any of the following:

(a) engage in any business or activity other than as set forth in the Third Article hereof;

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(b) without the affirmative vote of all of the members of the Board of Directors of the Corporation, without any vacancies (which must include the affirmative vote of all Independent Directors then serving), (i) to the fullest extent permitted by law, dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against it, (iii) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, (v) make a general assignment for the benefit of creditors, (vi) admit in writing its inability to pay its debts generally as they become due or (vii) take any corporate action in furtherance of the actions set forth in clauses (i) through (vi) of this paragraph, or

(c) without the affirmative vote of all of the members of the Board of Directors of the Corporation, without any vacancies (which must include the affirmative vote of all Independent Directors then serving) and receipt by the Corporation of Rating Agency Confirmation with respect thereto, to the fullest extent permitted by law, merge or consolidate with any other corporation, company or entity or, except to the extent contemplated by the Third Article hereof, sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity.

Subject to applicable law, when voting on whether the Corporation will take any action described in paragraph (b) above, each Director shall owe its primary fiduciary duty or other obligation to the Corporation (including, without limitation, the Corporation’s creditors to the extent permitted by law). Every stockholder of the Corporation shall be deemed to have consented to the foregoing by virtue of such stockholder’s consent to this Restated Certificate of Incorporation.

ELEVENTH: The Corporation shall ensure at all times that (a) it will not enter into any contract or agreement with any Affiliate that is not a subsidiary of the Corporation (all such Affiliates that are not subsidiaries of the Corporation being members of the “Parent Group”) except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than such Affiliate, (b) it will not incur any debt except as permitted by the Third Article hereof (“Permitted Debt”); (c) it will not pledge its assets or make any loan or advances to any member of the Parent Group or any other Person and will not acquire obligations or securities of any of member of the Parent Group; (d) it will pay its own liabilities, indebtedness and obligations from its own separate assets as the same shall become due; (e) it will maintain books and records and bank accounts separate from those of the Parent Group and any other Person and will maintain separate financial statements, except that it may also be included in consolidated financial statements of its Affiliates; (f) it will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other Person (including any member of the Parent Group), and not as a department or division of any Person and will correct any known misunderstandings regarding its existence as a separate legal entity; (g) it will pay the salaries of its own employees, if any, and maintain a

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sufficient number of employees in light of its contemplated business operations; (h) it will conduct its business from office space that is separate and distinct from those of the Parent Group (which office space may be subleased from a member of the Parent Group) and will allocate fairly and reasonably any overhead shared with its Affiliates; (i) it will use its own stationary, invoices and checks; (j) it will file its own tax returns with respect to itself (or consolidated tax returns, if applicable) as may be required under applicable law; (k) except as contemplated by any management agreement entered into by the Corporation as contemplated by the Third Article hereof, it will not commingle or permit to be commingled its funds or other assets with those of any member of the Parent Group or any other Person; (l) it will maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person; (m) it will not guarantee or otherwise hold itself out to be responsible for the debts or obligations of any other Person (other than its subsidiaries); (n) it will conduct business in its own name; (o) it will observe the formalities of a Delaware corporation; and (p) it will maintain adequate capital in light of its contemplated business operations.

TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation in any manner now or hereafter provided herein or by statute; provided, however, that the Corporation shall not amend, alter, change or repeal any provision of the Third, Fifth, Seventh, Tenth, Eleventh, or Twelfth Article of this Restated Certificate of Incorporation (the “Restricted Articles”) without (x) the affirmative vote of all of the members of the Board of Directors of the Corporation, without any vacancies (including the Independent Directors) and (y) the Corporation having received Rating Agency Confirmation with respect to such modification; and provided, further, that the Corporation shall not amend or change any provision of any Article other than the Restricted Articles so as to be inconsistent with the Restricted Articles.

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IN WITNESS WHEREOF, the undersigned has executed this Restated Certificate of Incorporation this 4th day of February, 2004.

Name:	David J. Grain
Title:	President

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CERTIFICATE OF CONVERSION TO LIMITED LIABILITY COMPANY

OF

PINNACLE TOWERS INC.

TO

PINNACLE TOWERS LLC

This Certificate of Conversion to Limited Liability Company, dated as of April 7, 2004, is being duly executed and filed by Pinnacle Towers Inc., a Delaware corporation (the “Company”), and Stephen W. Crawford, as an authorized person of Pinnacle Towers LLC, a Delaware limited liability company (the “LLC”), to convert the Company to the LLC, under the Delaware Limited Liability Company Act (6 Del C. § 18-101, et seq.) and the General Corporation Law of the State of Delaware (8 Del C. § 101, et seq.) (the “GCL”).

1. The Company’s name when it was originally incorporated was Pinnacle Towers Inc. and immediately prior to the filing of this Certificate of Conversion to Limited Liability Company the Company’s name was Pinnacle Towers Inc.

2. The Company filed its original certificate of incorporation with the Secretary of State of the State of Delaware and was first incorporated in the State of Delaware on April 17, 1995, and was incorporated in the State of Delaware immediately prior to the filing of this Certificate of Conversion to Limited Liability Company.

3. The name of the LLC into which the Company shall be converted as set forth in its certificate of formation is Pinnacle Towers LLC.

4. The conversion of the Company to the LLC has been approved in accordance with the provisions of Section 266 of the GCL.

5. The conversion of the Company to the LLC shall be effective upon the filing of this Certificate of Conversion to Limited Liability Company and a certificate of formation with the Secretary of State of the State of Delaware.

6. This Certificate of Conversion shall be effective on April 7, 2004.

State of Delaware Secretary of State Division of Corporations Delivered 10:15 AM 04/07/2004 FILED 10:08 AM 04/07/2004 SRV 040254820 – 2499194 FILE

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Conversion to Limited Liability Company as of the date first-above written.

PINNACLE TOWERS INC.			PINNACLE TOWERS LLC

By:			By:
	Name:	David J. Grain		Name:	Stephen W. Crawford
	Title:	President		Authorized Person of the LLC

[Pinnacle Towers – Certificate of Conversion]

State of Delaware Secretary of State Division of Corporations Delivered 10:15 AM 04/07/2004 FILED 10:08 AM 04/07/2004 SRV 040254820 – 2499194 FILE

CERTIFICATE OF FORMATION

OF

PINNACLE TOWERS LLC

This Certificate of Formation of Pinnacle Towers LLC is being executed and filed by Stephen W. Crawford, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.).

1.	The name of the limited liability company is Pinnacle Towers LLC.

2.	The address of its registered office in the State of Delaware is: c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the registered agent at such address is The Corporation Trust Company.

3.	This Certificate of Formation shall be effective on April 7, 2004.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Pinnacle Towers LLC as of this 7 day of April, 2004.

Stephen W. Crawford
Authorized Person